EXHIBIT 99

[AMERICAN MEDICAL SECURITY GROUP, INC. LOGO.]



                                                                  P.O. Box 19032
                                                        Green Bay, WI 54307-9032

                                                   FOR MORE INFORMATION CONTACT:
                                                                    Cliff Bowers
                                                                  Vice President
                                                        Corporate Communications
                                                                  (920) 661-2766

-------------------------------
   NEWS RELEASE
   for Immediate Release
-------------------------------


                         AMERICAN MEDICAL SECURITY GROUP
              REACHES SETTLEMENT AGREEMENT IN CLASS-ACTION LAWSUIT

     GREEN BAY, Wis. - September 23, 2004 - American Medical Security Group, Inc. (NYSE: AMZ) (AMS), and plaintiffs' attorneys have reached an agreement to settle a class-action lawsuit -- Addison v. American Medical Security, Inc. and United Wisconsin Life Insurance Company (subsidiaries of AMS) -- pending in the Circuit Court of Palm Beach County Florida.

     The agreement is expected to be presented to the Circuit Court for preliminary approval today.

     The lawsuit, filed in 2002, involves issues relating to discontinuation of health insurance policies in 1998 and a rating methodology formerly used by the company.

     Under terms of the agreement, there is no admission or implication of liability or wrongdoing on the part of AMS. Also, upon final approval, all claims of participating class members will be dismissed and the litigation terminated in exchange for consideration from AMS.

     According to AMS, the company is adequately reserved for the anticipated cost of the settlement and related expenses. As a result, the agreement is expected to have no material effect on the company's earnings or results of operations.

     "We believe our actions in the state of Florida have at all times been fair, lawful and in the interest of our customers," said Samuel V. Miller, AMS Chairman, President & Chief Executive Officer. "However, this settlement allows us to remove a considerable distraction and expense from our business."

                                      More

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                                     Ad One

     American Medical Security Group, through its operating subsidiaries, markets health-care benefits and insurance products to small businesses, families and individuals. Insurance products of American Medical Security Group are underwritten by United Wisconsin Life Insurance Company. The company serves customers nationwide through partnerships with professional, independent agents and quality health care providers.

                                    # # # # #

CAUTIONARY STATEMENT: Some of the statements contained in this press release are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements express expectations for or about the future, rather than historical fact. Forward-looking statements are subject to inherent risks and uncertainties that may cause actual results or events to differ materially from those contemplated by such statements. Such risks and uncertainties include, among others, the possibility that the Circuit Court may not approve the settlement agreement upon terms that are satisfactory to the Company, the actual cost of the settlement consideration and related expenses exceeds the Company's reserves for the liability, the potential that the Company's insurance carrier declines the Company's claim for the litigation and other factors that may be referred to in American Medical Security Group, Inc.'s reports filed with the Securities and Exchange Commission from time to time. Forward-looking statements made in this press release express expectations only as of the date they are made. The company does not undertake any obligation to update or revise such statements as a result of new information or future events, except as required by law.